--------------------------------------------------------------------------------
CUSIP No. 685932105               SCHEDULE 14A                       Page 1 of 4
--------------------------------------------------------------------------------

                                  SCHEDULE 14A
                                 (RULE 14A-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Filed by the registrant [ ]

Filed by a party other than the registrant [X]

Check the appropriate box:

[ ] Preliminary proxy statement.

[ ] Confidential, for use of the Commission only (as permitted by Rule
    14a-6(e)(2).

[ ] Definitive proxy statement.

[ ] Definitive additional materials.

[X] Soliciting material under Rule 14a-12.

                          OREGON TRAIL FINANCIAL CORP.
         --------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)

                        STILWELL VALUE PARTNERS II, L.P.
                            STILWELL ASSOCIATES, L.P.
                               STILWELL VALUE LLC
                                 JOSEPH STILWELL
--------------------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

Payment of filing fee (check the appropriate box):

[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

         (1) Title of each class of securities to which transaction applies:

         (2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------
CUSIP No. 685932105               SCHEDULE 14A                       Page 2 of 4
--------------------------------------------------------------------------------

         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

         (4) Proposed maximum aggregate value of transaction:

         (5) Total fee paid:

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

         (1) Amount Previously Paid:

         (2) Form, Schedule or Registration Statement No.:

         (3) Filing Party:

         (4) Date Filed:


                                    Filed by
          STILWELL VALUE PARTNERS II, L.P., STILWELL ASSOCIATES, L.P.,
                 STILWELL VALUE LLC AND JOSEPH STILWELL pursuant
              to Rule 14a-12 of the Securities Exchange Act of 1934

               Subject Company: Oregon Trail Financial Corporation
                           Commission File No. 0-22953


                                EXPLANATORY NOTE
Stilwell Value Partners II, L.P., a Delaware limited partnership ("Stilwell Value Partners II"), Stilwell Associates, L.P., a Delaware limited partnership ("Stilwell Associates"), Stilwell Value LLC, a Delaware limited liability company ("Stilwell Value LLC") and Joseph Stilwell (collectively, the "Stilwell Value Group"), are filing the materials contained in this Schedule 14A with the Securities and Exchange Commission in connection with a solicitation of proxies (the "Solicitation") in support of electing a nominee of the Stilwell Value Group to the board of directors of Oregon Trail Financial Corp. ("Oregon Trail") at the 2001 annual meeting of stockholders of Oregon Trail.

THE FOLLOWING LETTER WILL BE PUBLISHED AS A FULL PAGE ADVERTISEMENT IN THE BAKER CITY HERALD ON JULY 25, 2001, WITH THE FOLLOWING "IMPORTANT INFORMATION" LEGEND INCLUDED BELOW THE LETTER:

--------------------------------------------------------------------------------
CUSIP No. 685932105               SCHEDULE 14A                       Page 3 of 4
--------------------------------------------------------------------------------

                        STILWELL VALUE PARTNERS II, L.P.
                            STILWELL ASSOCIATES, L.P.
                               STILWELL VALUE LLC
                                 JOSEPH STILWELL
                          (The "Stilwell Value Group")
                             26 Broadway, 23rd Floor
                            New York, New York 10004
                              Phone: (212) 269-5800
                            Facsimile: (212) 269-2675
                             Email: Max OTFC@aol.com


                  AN OPEN LETTER TO MR. STEPHEN R. WHITTEMORE,
            THE CHAIRMAN OF THE BOARD OF OREGON TRAIL FINANCIAL CORP.

                                                          July 25, 2001

Dear Mr. Whittemore:

         I am writing to inquire why the Board has not yet scheduled or provided notice of the 2001 annual meeting of shareholders. By this time in each of the last three years, the annual meeting and record dates had been scheduled and announced:

                1998 -- Record Date:  June 5th    Annual Meeting:   August 4th
                1999 -- Record Date:  June 11th   Annual Meeting:   July 27th
                2000 -- Record Date:  June 21st   Annual Meeting:   August 8th

         Would you be so kind as to explain to me and to my fellow shareholders why the meeting has not yet been scheduled?

         I believe that this year's meeting is a pivotal one for the Company and its shareholders because my Group will be proposing an alternate candidate to the Board and will be soliciting proxies for this purpose. I hope you agree that it is the shareholders who should determine the future of the Company and that our voices should be heard without delay.

         I thank you in advance for a prompt response to my inquiry.


                                              Sincerely,
                                              Joseph Stilwell

--------------------------------------------------------------------------------
CUSIP No. 685932105               SCHEDULE 14A                       Page 4 of 4
--------------------------------------------------------------------------------

                              IMPORTANT INFORMATION

On July 5, 2001, the Stilwell Value Group filed with the Securities and Exchange Commission (the "Commission") a revised preliminary proxy statement in connection with the election of the nominee of the Stilwell Value Group (the "Stilwell Nominee") to the board of directors of Oregon Trail Financial Corp. ("Oregon Trail") at Oregon Trail's 2001 annual meeting of stockholders. The Stilwell Value Group will prepare and file with the Commission a definitive proxy statement regarding the proposed election of a Stilwell Nominee and may file other proxy solicitation material regarding the election of the Stilwell Nominee. Investors and security holders are urged to read the definitive proxy statement and any other proxy material, when they become available, because they will contain important information. The definitive proxy statement will be sent to stockholders of Oregon Trail seeking their support for the election of the Stilwell Nominee to the Oregon Trail board of directors. Investors and security holders may obtain a free copy of the definitive proxy statement (when it is available) and other documents filed by the Stilwell Value Group with the Commission at the Commission's website at www.sec.gov. The definitive proxy statement (when it is available) and these other documents may also be obtained for free by writing to Mr. Joseph Stilwell at 26 Broadway, 23rd Floor, New York, New York 10004, or by contacting D.F. King & Co. at (212) 269-5550.

 Detailed information regarding the names, affiliations and interests of individuals who may be deemed participants in the solicitation is available in the revised preliminary proxy statement filed by the Stilwell Value Group with the Commission on Schedule 14A on July 5, 2001.